SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   July 3, 1996


    BCP/ESSEX HOLDINGS INC.
    ------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

     [CAPTION]

               Delaware                       1-10211                   13-3496934
     -----------------------------    --------------------          ------------------


     (State or other jurisdiction         (Commission               (I.R.S. Employer
            of incorporation)             File Number)              Identification
                                                                    No.)



                      1601 Wall Street, Fort Wayne, IN 46802
                      --------------------------------------
               (Address of principal executive offices)  (zip code)

                                  (219) 461-4000
              ------------------------------------------------------
               (Registrant's telephone number, including area code)

                                  Not Applicable
         ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


    Item 5.  Other Events

                BCP/Essex  Holdings Inc.  (the  "Registrant") has  called  for redemption of all its outstanding Series B Cumulative Redeemable Exchangeable Preferred Stock, par value $0.01, effective at the close of business on July 15, 1996, at a redemption price of $26.875 per share, plus accrued and unpaid dividends through the redemption date of $0.166 per share, for a total redemption price of $27.041 per share.

                Copies of the Registrant's press release, the Notice of Redemption, Guidelines for Certification of Taxpayer Identification Number and the Letter of Transmittal are attached as Exhibits hereto.


    Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired:

                Not applicable.

          (b) Pro Forma Financial Information:

                Not applicable.

          (c)  Exhibits:


                Exhibit 20.1      Press release dated July 3, 1996.

                Exhibit 20.2 Notice of Redemption of Series B Cumulative Redeemable Exchangeable Preferred Stock.

                Exhibit 20.3 Letter of Transmittal for Use by Holders of Series B Cumulative Redeemable Exchangeable Preferred Stock.

                Exhibit 20.4* Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.



                *  Previously filed.  (Commission File No. 33-93232).

















                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on July 11, 1996.


                                        BCP/ESSEX HOLDINGS INC.


                                        /s/ James D. Rice
                                        -----------------------
                                        Vice President
                                        Chief Accounting Officer
                                        (Principal Accounting Officer)














































                                  Exhibit Index

    Exhibit Number          Description of Exhibit        Sequential Page
    --------------          ----------------------        ---------------

    No. 20.1                Press release dated July 3, 1996    5

    No. 20.2                Notice of Redemption of Series B    6-7
                            Cumulative Redeemable Exchangeable
                            Preferred Stock

    No. 20.3                Letter of Transmittal for Use by    8-11
                            Holders of Series B Cumulative
                            Redeemable Exchangeable Preferred
                            Stock














































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